Exhibit 99.2

Company Update FIRST QUARTER 2024

2 Q3 202 2 Financial Snapshot Forward - looking statements When used in this presentation or other written or oral communications, statements that are not historical in nature, including those containing words such as “will,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “could,” “would,” “may,” the negative of these words or similar expressions, are intended to identify “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions . These forward - looking statements include information about possible or assumed future results with respect to MFA’s business, financial condition, liquidity, results of operations, plans and objectives . Among the important factors that could cause our actual results to differ materially from those projected in any forward - looking statements that we make are : general economic developments and trends and the performance of the housing, real estate, mortgage finance, broader financial markets ; inflation, increases in interest rates and changes in the market (i . e . , fair) value of MFA’s residential whole loans, MBS, securitized debt and other assets, as well as changes in the value of MFA’s liabilities accounted for at fair value through earnings ; the effectiveness of hedging transactions ; changes in the prepayment rates on residential mortgage assets, an increase of which could result in a reduction of the yield on certain investments in its portfolio and could require MFA to reinvest the proceeds received by it as a result of such prepayments in investments with lower coupons, while a decrease in which could result in an increase in the interest rate duration of certain investments in MFA’s portfolio making their valuation more sensitive to changes in interest rates and could result in lower forecasted cash flows ; credit risks underlying MFA’s assets, including changes in the default rates and management’s assumptions regarding default rates on the mortgage loans in MFA’s residential whole loan portfolio ; MFA’s ability to borrow to finance its assets and the terms, including the cost, maturity and other terms, of any such borrowings ; implementation of or changes in government regulations or programs affecting MFA’s business ; MFA’s estimates regarding taxable income, the actual amount of which is dependent on a number of factors, including, but not limited to, changes in the amount of interest income and financing costs, the method elected by MFA to accrete the market discount on residential whole loans and the extent of prepayments, realized losses and changes in the composition of MFA’s residential whole loan portfolios that may occur during the applicable tax period, including gain or loss on any MBS disposals or whole loan modifications, foreclosures and liquidations ; the timing and amount of distributions to stockholders, which are declared and paid at the discretion of MFA’s Board of Directors and will depend on, among other things, MFA’s taxable income, its financial results and overall financial condition and liquidity, maintenance of its REIT qualification and such other factors as MFA’s Board of Directors deems relevant ; MFA’s ability to maintain its qualification as a REIT for federal income tax purposes ; MFA’s ability to maintain its exemption from registration under the Investment Company Act of 1940 , as amended (or the “Investment Company Act”), including statements regarding the concept release issued by the Securities and Exchange Commission (“SEC”) relating to interpretive issues under the Investment Company Act with respect to the status under the Investment Company Act of certain companies that are engaged in the business of acquiring mortgages and mortgage - related interests ; MFA’s ability to continue growing its residential whole loan portfolio, which is dependent on, among other things, the supply of loans offered for sale in the market ; targeted or expected returns on our investments in recently - originated mortgage loans, the performance of which is, similar to our other mortgage loan investments, subject to, among other things, differences in prepayment risk, credit risk and financing costs associated with such investments ; risks associated with the ongoing operation of Lima One Holdings, LLC (including, without limitation, unanticipated expenditures relating to or liabilities arising from its operation (including, among other things, a failure to realize management’s assumptions regarding expected growth in business purpose loan (BPL) origination volumes and credit risks underlying BPLs, including changes in the default rates and management’s assumptions regarding default rates on the BPLs originated by Lima One) ; expected returns on MFA’s investments in nonperforming residential whole loans (“NPLs”), which are affected by, among other things, the length of time required to foreclose upon, sell, liquidate or otherwise reach a resolution of the property underlying the NPL, home price values, amounts advanced to carry the asset (e . g . , taxes, insurance, maintenance expenses, etc . on the underlying property) and the amount ultimately realized upon resolution of the asset ; risks associated with our investments in MSR - related assets, including servicing, regulatory and economic risks ; risks associated with our investments in loan originators ; risks associated with investing in real estate assets generally, including changes in business conditions and the general economy ; and other risks, uncertainties and factors, including those described in the annual, quarterly and current reports that we file with the SEC . These forward - looking statements are based on beliefs, assumptions and expectations of MFA’s future performance, taking into account information currently available . Readers and listeners are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date on which they are made . New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect MFA . Except as required by law, MFA is not obligated to, and does not intend to, update or revise any forward - looking statements, whether as a result of new information, future events or otherwise .

3 v MFA at a glance 3 $1.9B Total equity 1998 Listed on NYSE in Leading hybrid mortgage REIT with extensive experience in managing residential mortgage assets through economic cycles $10.9B Total assets NYSE: MFA $4.7B Common dividends as of March 31, 2024 as of March 31, 2024 paid since IPO See page 26 for endnotes Dividend yield 12.8% as of May 2, 2024 Loans acquired 1 $23B since 2014

4 Q 1 202 4 financial snapshot $13.80 $14.32 GAAP net income 3 $0.14 per basic common share Distributable earnings 4 $0.35 per common share GAAP book value Economic book value 2 per common share per common share $306M Unrestricted cash 1.8x Recourse leverage 5 4 Q1 Dividend $0.35 per common share Total economic return 6 0.7% Q1 2024

5 Q1 2024 Company Highlights □ Higher interest rates modestly impacted book value ▪ GAAP and Economic book value declined by 1.3% and 1.7%, respectively □ Distributable earnings of $0.35 per share ▪ Declared $0.35 dividend ▪ Net interest spread averaged 2.06% and net interest margin was 2.88% ▪ Ended Q1 with $306M of unrestricted cash □ Acquired or originated $652M of high - yielding loans ▪ Lima One originated loans with a maximum UPB of $430M 7 at average coupon of 10.4% □ Continued to prioritize term, non - mark - to - market (non - MTM) 8 borrowing ▪ Issued one securitization collateralized by $193M UPB of Transitional loans ▪ Issued $115M of 8.875% senior unsecured notes due in February 2029 ▪ Issued additional $75M of 9.00% senior unsecured notes due in August 2029 after quarter - end

6 □ Acquired $652M of loans, growing investment portfolio to $10B ▪ Lima One funded $465M 9 of new business purpose loans (BPLs) and draws on existing loans ▪ Purchased $186M of non - qualified mortgage (Non - QM) loans ▪ Sold $151M of lower coupon Non - QM and single - family rental (SFR) loans ▪ Sold $24M of REO properties ▪ Portfolio runoff was $422M □ High interest rates continue to provide opportunities to add new assets at attractive yields ▪ Average coupon on loans acquired in Q1 was 9.9% ▪ Average coupon in Lima One origination pipeline exceeds 10.25% ▪ Incremental ROE for new investments expected to be mid - teens Q1 2024 Investment Activity Investment Portfolio at March 31 10 Agency MBS $0.6B Average Coupon on Loan Acquisitions Non - QM Loans $3.8B Business Purpose Loans 11 $4.1B Legacy RPL/NPL $1.1B Other $0.4B 4% 5% 6% 7% 8% 9% 10% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024

7 Q1 2024 Liability Highlights □ Most of our borrowing costs remain stable due to fixed - rate securitizations and interest rate hedges ▪ Effective cost of funds in Q1 was 4.52% □ Issued one securitization during the quarter ▪ Collateralized by $193M UPB of Transitional loans ▪ 71% of our asset - based financing is non - MTM □ Overall leverage was 4.6x and recourse leverage was 1.8x at March 31 ▪ $2.5B of unused financing capacity across all loan product types □ Repurchased $40M of convertible notes due in June 2024 ▪ Outstanding balance is less than $170M as of March 31 □ Issued $190M of senior unsecured notes in January and April 2024 ▪ $115M of 8.875% notes due in February 2029 ▪ $75M of 9.00% notes due in August 2029 MTM Warehouse Line Non - MTM Warehouse Line Non - MTM Securitized Debt Other MTM Warehouse Lines Non - MTM Warehouse Lines Other $2.5B MTM $6.5B Non - MTM $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 Liabilities ($B) as of March 31 Agency MTM Warehouse Line Non - MTM Warehouse Line Non - MTM Securitized Debt Other

8 Q1 2024 Interest Rate Swaps □ Positive carry on our interest rate swap position is nearly 350 bps ▪ Continued benefit from $3.2B interest rate hedge placed primarily in late 2021 and early 2022 before the Federal Reserve began raising the Fed Funds Rate ▪ Weighted average fixed pay rate was 1.86% and variable receive rate was 5.34% 12 at March 31 ▪ Net positive swap carry of $29M in Q1 □ $3.2B swap position vs. $3.6B of floating - rate liabilities □ Net portfolio duration of 0.98 at March 31 0.90% 1.25% WA Fixed Pay Rate: 2.69% 1.12% 1.58% 2.71% 3.64% $- $100 $200 $300 $400 $500 $600 $700 $800 $900 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Q4 2026 Q1 2027 Q2 2027 Q3 2027 Q4 2027 2028- 2033 Swap Maturity Profile ($M)

9 □ Loan delinquencies and loan - to - value (LTV) ratios remain low ▪ We continue to benefit from accumulated home price appreciation and principal paydowns ▪ 60+ day delinquency rate on Purchased Performing Loans 13 rose to 4.3% □ Credit losses are mitigated by low LTVs, strong underwriting and proactive asset management ▪ Total loan portfolio LTV was 59% at March 31 14 ▪ Only 3.3% of our Purchased Performing Loans (as measured by UPB) have LTV ratios above 80% □ Geographically diverse loan portfolio Q1 2024 Credit Highlights 31% 24% Legacy RPL/NPL Legacy RPL/NPL 15 60+ day delinquency Q1 2023 Q1 2024 3.1% 4.3% Purchased Performing Purchased Performing 60+ day delinquency Q1 2023 Q1 2024 56% 64% 54% 59% Loan Portfolio LTV 14 Q1 2024 CA 27% FL 13% TX 7% NY 5% GA 5% NC 3% Other 40% Loan Portfolio State Concentration 16 - $1B $2B $3B $4B <60% 60-70% 70-80% 80-90% 90-100% >100 % Loan Portfolio LTV Distribution Purchased Performing LTV Legacy RPL/NPL LTV

10 □ $430M of origination volume in Q1 7 ▪ Average LTV 17 of 65% and FICO score of 749 ▪ Origination fees, servicing fees and other fee income totaled $7.9M □ Lima One has originated $6B 7 of BPLs for MFA’s balance sheet since our acquisition in 2021 ▪ Lima offers a broad range of loan products to real estate investors nationwide including rehab loans, bridge loans, construction loans, rental loans and small - balance multifamily loans ▪ Credit performance remains strong with 60+ day delinquency rate of 4.7% for our BPLs originated by Lima One Q1 2024 Lima One Highlights - $1B $2B $3B $4B $5B $6B Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Lima One Origination Volume Since Acquisition 7 6.38% 5.38% 6.13% 5.70% 6.09% 6.58% 6.62% 6.88% 7.21% 7.45% 7.66% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 BPL Portfolio Yield

11 Portfolio s tatistics 3/31/24 12/31/2 3 UPB ($M) $2,502 $2,368 1 Maximum loan amount ($M) $3,029 $2,954 1 Average maximum loan amount $881K $852K 1 WA gross coupon 9.46% 9.24% 1 Quarterly yield 8.69% 8.60% 1 WA as - is/purchased LTV 18 65% 66% 1 WA current ARV - LTV 19 64% 64% 1 WA FICO score 747 747 1 WA loan age (months) 12 11 1 Small balance multifamily (5+ units) 49% 50% 1 Ground - up construction 20% 20% 1 3 - month repayment rate 20 33 CPR 33 CPR 1 60+ days delinquent 6.0% 5.1% 1 Top 2 states TX 15% 16% 1 FL 12% 12% 1 Q1 2024 Transitional Loan Highlights □ Transitional loan portfolio grew to $2.5B UPB ▪ Lima One originated loans with a maximum UPB of $345M 7 at average ARV - LTV of 64% and average coupon of 10.9% □ Issued our fourth securitization in February ▪ Collateralized by $193M UPB of Transitional loans ▪ $1.4B UPB of loans have been financed via these revolving structures since 2022 □ 79% of Transitional loan financing is non - MTM TX 15% FL 12% GA 11% NY 7% NC 6% CA 5% SC 4% IL 4% OH 3% TN 3% Other 31% State Concentration 16 Small Balance Multifamily Loans 49% Bridge Loans 14% Ground - up Construction Loans 20% Rehab Loans 16% Loan Product 1% 2% 11% 25% 38% 23% <620 620-659 660-699 700-739 740-779 780+ FICO Score at Origination

12 P ortfolio s tatistics 3/31/24 12/31/23 UPB ($M) $1,666 $1,730 1 Average loan balance $231K $247K 1 WA gross coupon 6.57% 6.36% 1 Quarterly yield 6.21% 6.01% 1 WA original LTV 69% 70% 1 WA current LTV 14 64% 64% 1 WA FICO score 738 738 1 WA DSCR 21 1.45x 1.47x 1 WA loan age (months) 22 21 1 Hybrid ARMs 27% 25% 1 Cash - out refinance 69% 70% 1 3 - month prepayment rate 6 CPR 6 CPR 1 60+ days delinquent 4.6% 4.7% 1 Top 2 states FL 10% 10% 1 PA 9% 9% 1 Q1 2024 SFR Loan Highlights □ Single - family rental (SFR) loan portfolio remained stable at $1.7B UPB ▪ Lima One originated $85M of SFR loans with average LTV of 67% and average coupon of 8.3% ▪ Sold $110M UPB of SFR loans with average coupon of 4.8% □ Issued seven securitizations collateralized by $1.6B UPB of SFR loans since 2021 □ 86% of SFR loan financing is non - MTM FL 10% PA 9% OH 9% GA 8% NC 6% TX 5% IL 5% MI 4% NJ 4% NY 4% Other 36% State Concentration 16 0% 5% 14% 29% 34% 18% <620 620-659 660-699 700-739 740-779 780+ FICO Score at Origination 0% 13% 52% 35% <1x 1-1.2x 1.2-1.5x >1.5x DSCR at Origination

13 Q1 2024 Non - QM Highlights □ Non - QM loan portfolio now exceeds $4B UPB ▪ Acquired $182M UPB of loans with average LTV of 62% and average coupon of 8.9% ▪ Sold $61M UPB of Non - QM loans with average coupon of 3.9% □ 75% of Non - QM loan financing is non - MTM ▪ $5.2B UPB securitized since strategy inception ▪ Issued our 14 th Non - QM securitization in April 2024 collateralized by $365M UPB of loans P ortfolio s tatistics 3/31/24 12/31/23 UPB ($M) $4,060 $3,935 1 Average loan balance $498K $496K 1 WA gross coupon 6.16% 5.92% 1 Quarterly yield 5.39% 5.06% 1 WA original LTV 66% 67% 1 WA current LTV 14 56% 56% 1 WA FICO score 734 735 1 Fixed rate 80% 79% 1 Hybrid ARMs 20% 21% 1 Purchase 52% 52% 1 Cash - out refinance 37% 37% 1 3 - month prepayment rate 8 CPR 8 CPR 1 60+ days delinquent 3.2% 2.7% 1 Top 2 states CA 51% 53% 1 FL 16% 16% 1 3.3% 2.6% 2.3% 2.6% 2.7% 2.4% 2.2% 2.7% 3.2% Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 60+ Days Delinquent CA 51% FL 16% TX 5% AZ 3% CO 3% Other 22% State Concentration 16 13% 46% 25% 3% 14% Loan Product Type Full Doc Bank Statement DSCR Asset Depletion Other

14 Legacy Non - Performing and Re - Performing Loans Non - Performing L oans (NPLs) 22 □ Remaining UPB of $634M for loans purchased as NPLs □ 94% of loans purchased as NPLs were performing, paid in full (PIF), liquidated or REO at March 31 □ Achieving favorable outcomes due to home price appreciation and intensive asset management □ 76% of loans modified by MFA are either performing or have paid in full as of March 31 □ Sold 73 REO properties for $24M, realizing net gains of $2M Re - Performing Loans (RPL) 23 □ Remaining UPB of $ 691M for loans purchased as RPLs □ 8 6 % of RPL portfolio was less than 60 days delinquent a t March 31 □ On average, 37 % of 60+ days delinquent loans are making payments □ Portfolio LTV has fallen to 49 % due to significant home price appreciation and principal repayments □ Seasoned , stable portfolio with average loan age of 1 8 years and average UPB of $188K NPL Acquisition Year 2014 2015 2016 2017 2018 2019 Total UPB Purchased ($M) 208 620 280 670 497 227 2,501 Status as of 03/31/24 Performing 24 /PIF 45% 30% 31% 40% 53% 39% 40% Liquidation/REO 50% 65% 66% 54% 41% 47% 54% Non - performing 5% 5% 3% 6% 6% 14% 6% Remaining UPB ($M) 48 106 39 175 166 99 634 0% 5% 10% 15% 20% 25% Sep-19 Mar-20 Sep-20 Mar-21 Sep-21 Mar-22 Sep-22 Mar-23 Sep-23 Mar-24 RPL Portfolio CPR 1-Month 3-Month

15 Appendix James Casebere , Landscape with Houses ( Dutchess County, NY) #2, 2010 (detail)

16 MFA Financial Overview □ MFA Financial, Inc. (NYSE: MFA) is an internally managed real estate investment trust (REIT) that invests in U.S. residential mortgage loans and mortgage - backed securities □ MFA focuses primarily on mortgage subsectors in which it tries to avoid direct competition with banks and government - sponsored enterprises □ MFA owns a diversified portfolio of business purpose loans (BPLs), non - qualified mortgage (Non - QM) loans, re - performing/non - performing loans (RPL/NPLs) and residential mortgage - backed securities □ In 2021, MFA acquired Lima One Capital, a leading nationwide BPL originator and servicer with over $9B 7 in originations since its formation in 2010 □ MFA originates BPLs directly through Lima One and acquires Non - QM loans through flow and mini - bulk arrangements with a select group of originators with which it holds strong relationships □ MFA operates a leading residential credit securitization platform with $9.1B of issuance since inception □ MFA has deep expertise in residential credit as well as a long history of investing in new asset classes when compelling opportunities arise □ Since its IPO in 1998, MFA has distributed $4.7 billion of dividends to its stockholders

MFA FINANCIAL, INC.

Lima One: Leading Nationwide BPL Originator and Servicer

LIMA ONE CAPITAL

Fully Integrated BPL Platform

- Lima One, a wholly-owned subsidiary of MFA, is an industry-leading, fully integrated business purpose lending platform
- Lima operates an efficient and scalable platform with over 300 employees headquartered in Greenville, SC
- Lima has originated $6B[7] since MFA's acquisition in 2021 and $9B[7] since its formation in 2010
- Origination volume of $2.3B[7] in both 2022 and 2023
- Lima provides MFA with access to organically-created, high-yielding loans, substantially below the cost to purchase from third parties

Credit Quality

- Strong focus on credit quality, with disciplined underwriting, in-house servicing and construction management teams
- Conservative underwriting with average FICO score of 744 and average LTV of 66%[14] as of March 31, 2024
- 60+ day delinquency rate of 4.7% as of March 31, 2024[25]
- Historical losses of less than 1 bp on over $2B of payoffs and liquidations for loans held by MFA and originated by Lima One

Product Offerings

- Lima One offers a diverse selection of both short-term and long-term financing solutions to experienced real estate investors across the U.S.
- Current products include rehab loans, construction loans, single-family rental loans and small-balance multifamily loans

FIX & FLIP | GROUND UP | RENTAL | MULTIFAMILY

Geographic and Borrower Diversity

- No state concentration above 15% and no borrower concentration above 2%



WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
DE
MD
DC
NJ
RI
HI
Concentration
10% to 15%
5% to 10%
Below 5%
No loans

17

18 Book Value Upside □ Economic book value has over $3 per share of potential upside ▪ Our loan portfolio is marked at a substantial discount to par largely due to impact of higher interest rates ▪ We can recoup these unrealized losses if borrowers make scheduled principal payments and as loans pay off □ Economic book value would be $17.52 per share if all loans and securitized debt were repaid at par ▪ Strong credit fundamentals support potential book value upside $3.20 potential upside $14.32 EBV $4 $6 $8 $10 $12 $14 $16 $18 $20 MFA Stock Px 3/31 EBV 3/31 Loan Portfolio Discount to Par Securitized Debt Discount to Par Potential EBV Potential Upside in Economic Book Value $14.32 $11.41 $5.25 $(2.05) $17.52

MFA-Issued Securitizations Outstanding

Securitization Name	Loan Product Type	Settlement Date	Original Collateral UPB ($M)[26]	Current Collateral UPB ($M)[26]	Bonds Sold ($M)	Original UPB Sold (%)[27]	Outstanding Balance of Bonds Sold ($M)	Weighted Average Coupon (WAC) of Outstanding Bonds Sold	WAC of Underlying Loans	Callable Date
MFRA 2020-NQM1	Non-QM	Sep-20	391	108	373	95%	90	2.31%	6.02%	Currently Callable
MFRA 2020-NQM2	Non-QM	Oct-20	570	169	535	94%	136	2.16%	6.34%	Currently Callable
MFRA 2020-NQM3	Non-QM	Dec-20	381	121	359	94%	98	1.81%	5.60%	Currently Callable
MFRA 2021-INV1	SFR	Feb-21	217	75	198	91%	56	1.42%	7.06%	Currently Callable
MFRA 2021-NPL1	NPL	Mar-21	367	205	240	65%	69	2.36%	5.22%	Currently Callable
MFRA 2021-NQM1	Non-QM	Apr-21	394	137	371	94%	114	1.73%	5.62%	Currently Callable
MFRA 2021-RPL1	RPL	Jun-21	473	288	435	92%	254	1.42%	5.19%	20% Clean-up Call
MFRA 2021-NQM2	Non-QM	Aug-21	289	150	277	96%	138	1.36%	5.11%	Jul-24
MFRA 2021-AEINV1	Agency Eligible	Oct-21	312	266	297	95%	N/A	1.43%	3.27%	N/A
MFRA 2021-INV2	SFR	Nov-21	284	231	260	92%	208	2.19%	5.14%	Oct-24
MFRA 2021-AEINV2	Agency Eligible	Dec-21	340	299	323	95%	N/A	1.52%	3.46%	N/A
MFRA 2022-CHM1	Non-QM	Mar-22	237	173	204	86%	140	3.93%	5.11%	Currently Callable
MFRA 2022-NQM1	Non-QM	Mar-22	333	265	310	93%	242	4.15%	4.55%	Mar-25
MFRA 2022-INV1	SFR	Apr-22	258	223	224	87%	190	4.01%	4.84%	Apr-25
MFRA 2022-RTL1	Transitional	Apr-22	265	265	239	90%	239	5.22%	8.45%	Currently Callable
MFRA 2022-NQM2	Non-QM	Jun-22	541	465	398	74%	333	4.00%	4.27%	Jun-25
MFRA 2022-RPL1	RPL	Jul-22	336	253	307	91%	240	3.40%	4.92%	Jul-25
MFRA 2022-INV2	SFR	Jul-22	214	194	169	79%	150	4.95%	5.63%	Jul-25
MFRA 2022-NQM3	Non-QM	Sep-22	342	296	274	80%	228	5.57%	5.90%	Sep-25
MFRA 2022-INV3	SFR	Oct-22	235	214	160	68%	144	6.00%	6.52%	Oct-25
MFRA 2023-NQM1	Non-QM	Jan-23	314	278	253	81%	217	5.75%	6.02%	Jan-26
MFRA 2023-RTL1	Transitional	Feb-23	155	155	116	75%	116	7.58%	9.47%	Aug-24
MFRA 2023-INV1	SFR	Feb-23	204	188	154	75%	138	6.10%	6.95%	Feb-26
MFRA 2023-NQM2	Non-QM	May-23	372	337	309	83%	274	4.66%	5.69%	May-26
MFRA 2023-INV2	SFR	Sep-23	215	210	191	89%	188	7.05%	8.05%	Sep-26
MFRA 2023-NQM3	Non-QM	Sep-23	387	353	343	89%	310	6.74%	7.86%	Aug-26
MFRA 2023-RTL2	Transitional	Oct-23	230	230	184	80%	184	8.50%	9.99%	Oct-25
MFRA 2023-NQM4	Non-QM	Dec-23	295	286	268	91%	259	6.32%	8.06%	Dec-26
MFRA 2024-RTL1	Transitional	Feb-24	200	200	160	80%	160	7.09%	10.90%	Feb-26
MFRA 2024-NQM1	Non-QM	Apr-24	365	365	331	91%	331	6.70%	8.40%	Apr-27
Total			9,516	6,999	8,262	87%	5,246	4.75%	6.24%	

19

20 Select Financial Metrics $- $0.10 $0.20 $0.30 $0.40 $0.50 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Distributable Earnings vs. Dividend DE Dividend $- $4 $8 $12 $16 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 GAAP vs. Economic Book Value GAAP Book Value Economic Book Value 3.95% 3.96% 4.18% 4.33% 4.52% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Effective Cost of Funds 5.69% 6.10% 6.35% 6.46% 6.58% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Asset Yield 1.74% 2.14% 2.17% 2.13% 2.06% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Net Interest Spread 2.64% 2.99% 3.02% 2.96% 2.88% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Net Interest Margin

MFA FINANCIAL, INC.

Reconciliation of GAAP net income to non-GAAP Distributable earnings

"Distributable earnings" is a non-GAAP financial measure of our operating performance, within the meaning of Regulation G and Item 10(e) of Regulation S-K, as promulgated by the Securities and Exchange Commission. Distributable earnings is determined by adjusting GAAP net income/(loss) by removing certain unrealized gains and losses, primarily on residential mortgage investments, associated debt, and hedges that are, in each case, accounted for at fair value through earnings, certain realized gains and losses, as well as certain non-cash expenses and securitization-related transaction costs. The transaction costs are primarily comprised of costs only incurred at the time of execution of our securitizations and include costs such as underwriting fees, legal fees, diligence fees, bank fees and other similar transaction related expenses. These costs are all incurred prior to or at the execution of our securitizations and do not recur. Recurring expenses, such as servicing fees, custodial fees, trustee fees and other similar ongoing fees are not excluded from distributable earnings. Management believes that the adjustments made to GAAP earnings result in the removal of (i) income or expenses that are not reflective of the longer term performance of our investment portfolio, (ii) certain non-cash expenses, and (iii) expense items required to be recognized solely due to the election of the fair value option on certain related residential mortgage assets and associated liabilities. Distributable earnings is one of the factors that our Board of Directors considers when evaluating distributions to our shareholders. Accordingly, we believe that the adjustments to compute Distributable earnings specified below provide investors and analysts with additional information to evaluate our financial results.

The following table provides a reconciliation of GAAP net (loss)/income used in the calculation of basic EPS to our non-GAAP Distributable earnings for the quarterly periods presented.

($ in millions, except per share amounts)	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023
GAAP Net income/(loss) used in the calculation of basic EPS	$ 14.8	$ 81.5	$ (64.7)	$ (34.2)	$ 64.6
Adjustments:					
Unrealized and realized gains and losses on:					
Residential whole loans held at fair value	11.5	(224.2)	132.9	130.7	(129.2)
Securities held at fair value	4.8	(21.4)	13.4	3.7	(2.9)
Residential whole loans and securities at carrying value	(0.4)	0.3	-	-	-
Interest rate swaps	(23.1)	97.4	(9.4)	(37.0)	40.8
Securitized debt held at fair value	20.2	108.7	(40.2)	(30.9)	48.8
Investments in loan origination partners	-	0.3	0.8	0.9	-
Expense items:					
Amortization of intangible assets	0.8	0.8	0.8	1.3	1.3
Equity based compensation	6.2	3.6	4.4	3.9	3.0
Securitization-related transaction costs	1.3	2.7	3.2	2.1	4.6
Total adjustments	$ 21.3	$ (31.8)	$ 105.9	$ 74.7	$ (33.6)
Distributable earnings	$ 36.1	$ 49.7	$ 41.2	$ 40.5	$ 31.0
GAAP earnings/(loss) per basic common share	$ 0.14	$ 0.80	$ (0.64)	$ (0.34)	$ 0.63
Distributable earnings per basic common share	$ 0.35	$ 0.49	$ 0.40	$ 0.40	$ 0.30
Weighted average common shares for basic earnings per share	103.2	102.3	102.3	102.2	102.2

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22 Reconciliation of GAAP Book Value to Economic Book Value “Economic book value” is a non - GAAP financial measure of our financial position . To calculate our Economic book value, our portfolios of Residential whole loans and securitized debt held at carrying value are adjusted to their fair value, rather than the carrying value that is required to be reported under the GAAP accounting model applied to these financial instruments . These adjustments are also reflected in the table below in our end of period stockholders’ equity . Management considers that Economic book value provides investors with a useful supplemental measure to evaluate our financial position as it reflects the impact of fair value changes for all of our investment activities, irrespective of the accounting model applied for GAAP reporting purposes . Economic book value does not represent and should not be considered as a substitute for Stockholders’ Equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies . The following table provides a reconciliation of GAAP book value per common share to our non - GAAP Economic book value per common share as of the end of each quarter since Q 1 2023 . ($ i n millions, except per share amounts) 3/31/24 12/31 /2 3 9/30 /2 3 6/30 /2 3 3 /3 1 /2 3 GAAP Total Stockholders’ Equity $ 1,884.2 $ 1,899.9 $ 1,848.5 $ 1,944.8 $ 2,018.6 Preferred Stock, liquidation preference (475.0) (475.0) (475.0) (475.0) (475.0) GAAP Stockholders’ Equity for book value per common share $ 1,409.2 $ 1,424.9 $ 1,373.5 $ 1,469.8 $ 1, 543.6 Adjustments: Fair value adjustment to Residential whole loans, at carrying value (35.4) (35.6) (85.3) (58.3) (33.9) Fair value adjustment to Securitized debt, at carrying value 88.4 95.6 122.5 129.8 122.4 Stockholders’ Equity including fair value adjustments to Residential whole loans and Securitized debt held at carrying value (Economic book value ) $ 1,462.2 $ 1,484.9 $ 1,410.7 $ 1,541.3 $ 1,632.1 GAAP book value per common share $ 13.80 $ 13.98 $ 13.48 $ 14.42 $ 15.15 Economic book value per common share $ 14.32 $ 14.57 $ 13.84 $ 15.12 $ 16.02 Number of shares of common stock outstanding 102.1 101.9 101.9 101.9 101. 9

23 Book Value and Economic Book Value Rollforward GAAP Economic Book value per common share as of 12/31/23 $13.98 $14.57 Net income available to common shareholders 0.15 0.15 Common stock dividends declared (0. 35 ) (0. 35 ) Fair value changes attributable to residential mortgage securities and other 0.02 0.02 Change in fair value of residential whole loans reported at carrying value under GAAP — — Change in fair value of securitized debt at carrying value under GAAP — (0.07) Book value per common share as of 3/31/24 $ 13.80 $ 14.32

MFA FINANCIAL, INC.

GAAP Segment Reporting

(Dollars in millions) Three months ended March 31, 2024	Mortgage-Related Assets	Lima One	Corporate	Total
Interest Income	95.4	78.1	3.3	176.8
Interest Expense	69.3	54.2	5.5	129.0
Net Interest Income/(Expense)	$ 26.1	$ 23.9	$ (2.2)	$ 47.8
Provision for Credit Losses on Other Assets	(1.1)	-	-	(1.1)
(Provision)/Reversal of Provision for Credit Losses on Residential Whole Loans	0.5	-	-	0.5
Net Interest Income/(Expense) after Reversal of Provision/(Provision) for Credit Losses	$ 25.5	$ 23.9	$ (2.2)	$ 47.2
Net gain/(loss) on residential whole loans measured at fair value through earnings	(8.7)	(2.8)	-	(11.5)
Net Realized Loss on Residential Whole Loan Held at Carrying Value	0.4	-	-	0.4
Impairment and other net gain on securities and other portfolio investments	(4.8)	-	-	(4.8)
Net gain on real estate owned	1.3	(0.3)	-	1.0
Net gain on derivatives used for risk management purposes	36.2	13.8	-	50.0
Net gain on securitized debt measured at fair value through earnings	(11.6)	(10.9)	-	(22.5)
Lima One - origination, servicing and other fee income	-	8.0	-	8.0
Other, net	0.9	0.5	0.4	1.8
Total Other Income/(Loss), net	$ 13.7	$ 8.3	$ 0.4	$ 22.4
Compensation and benefits	-	12.1	13.3	25.4
General and administrative expenses	-	5.7	7.4	13.1
Loan servicing, financing, and other related costs	5.3	0.5	1.3	7.1
Amortization of intangible assets	-	0.8	-	0.8
Net Income/(Loss)	$ 33.9	$ 13.1	$ (23.8)	$ 23.2
Less Preferred Stock Dividend Requirement	-	-	8.2	8.2
Net Income/(Loss) Available to Common Stock and Participating Securities	$ 33.9	$ 13.1	$ (32.0)	$ 15.0

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25 Distributable Earnings by Operating Segment (Dollars in m illions) Mortgage - Related Assets Lima One Corporate Total 1 Three months ended March 31, 2024 GAAP Net income/(loss) used in the calculation of basic EPS $ 33.9 $ 13.1 $ (32.2) $ 14.8 1 Adjustments: Unrealized and realized gains and losses on: Residential whole loans held at fair value 8.7 2.8 — 11.5 1 Securities held at fair value 4.8 — — 4.8 1 Residential Whole Loans and Securities at carrying value (0.4) (0.4) 1 Interest rate swaps (17.0) (6.1) — (23.1) 1 Securitized debt held at fair value 9.6 10.6 — 20.2 1 Investments in loan originators — — — — 1 Expense items: Amortization of intangible assets — 0.8 — 0.8 1 Equity based compensation — 0. 2 6.0 6.2 1 Securitization - related transaction costs 0.2 — 1.1 1.3 1 Total adjustments $ 5.9 $ 8.3 $ 7.1 $ 21.3 1 Distributable earnings $ 39.8 $ 21.4 $ (25.1) $ 36.1 1

Endnotes

1) Purchased value of all residential whole loans acquired by MFA since 2014.
2) Economic book value is a non-GAAP financial measure. Refer to slide 22 for further information regarding the calculation of this measure and a reconciliation to GAAP book value.
3) GAAP net income presented per basic and diluted common share.
4) Distributable earnings is a non-GAAP financial measure. Refer to slide 21 for further information regarding the calculation of this measure and a reconciliation to GAAP net income.
5) Recourse leverage is the ratio of MFA's financing liabilities (excluding non-recourse Securitized Debt) to net equity. Including Securitized Debt, MFA's overall leverage ratio at March 31, 2024 was 4.6x.
6) Total economic return is calculated as the quarterly change in Economic Book Value (EBV) plus common dividends declared during the quarter divided by EBV at the start of the quarter.
7) Origination amounts are based on the maximum loan amount, which includes amounts initially funded plus any committed but undrawn amounts.
8) Non-MTM refers to financing arrangements not subject to margin calls based on changes in the fair value of the financed residential whole loans. Such agreements may experience changes in advance rates or collateral eligibility as a result of factors such as changes in the delinquency status of the financed residential whole loans.
9) Includes $302M of funded originations during Q1 plus $163M of draws funded during Q1 on previously originated Transitional loans.
10) Amounts presented reflect the aggregation of fair value and carrying value amounts as presented in MFA's consolidated balance sheet at March 31, 2024.
11) Business Purpose Loans comprised of $2.5B of Transitional loans and $1.6B of SFR loans at March 31, 2024.
12) Swap variable receive rate is the Secured Overnight Financing Rate (SOFR).
13) Purchased Performing Loans includes Non-QM, Transitional, Single-family rental, Seasoned Performing and Agency-eligible investor loans.
14) Reflects principal amortization and estimated home price appreciation (or depreciation) since acquisition. Zillow Home Value Index (ZHVI) is utilized to estimate updated LTVs. For Transitional loans, the LTV reflects after repaired loan to value.
15) Legacy RPL/NPL includes Purchased Credit Deteriorated and Purchased Non-Performing loans.
16) State concentration measured by loan balance. No state in "Other" category has concentration above 3%.
17) LTV is based on After Repaired Value (ARV) for Transitional loans and as-is LTV for Rental loans at origination.
18) Weighted average loan amount to as-is value (when available) or purchase value at origination.
19) Weighted average loan amount to after repaired value. Reflects loan amortization and estimated home price appreciation (or depreciation) since origination. ZHVI is utilized to estimate updated LTVs.
20) Includes all principal repayments.
21) Weighted average debt service coverage ratio (DSCR).
22) Non-Performing at purchase refers to loans at least 60 days delinquent at purchase.
23) Includes Purchased Credit Deteriorated (PCD) and certain other loans purchased as Re-Performing Loans but were not classified as PCD loans for accounting purposes.
24) Performing as of March 31, 2024 defined as less than 60 days delinquent or made a full P&I payment in March 2024.
25) 60+ day delinquency rate for loans originated by Lima One and held by MFA.
26) Collateral UPB includes cash for Transitional securitizations and REO properties for MFRA 2021-NPL1.
27) Bonds sold relative to certificates issued.

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